                                                                    EXHIBIT 32.2


                            CERTIFICATION PURSUANT TO
                       18 U.S.C. SECTION 1350, AS ADOPTED
                             PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Lorus Therapeutics Inc. (the "Company") on Form 40-F for the fiscal year ending May 31, 2003 as filed with the Securities and Exchange Commission of the date hereof (the "REPORT"), I, Jim A. Wright, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                /s/ Jim A. Wright
                               Name: Jim A. Wright
                         Title: Chief Executive Officer

November, -- 2003

A signed original of this written statement required by Section 906 had been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.